UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023

SCIPLAY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-38889	83-2692460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6601 Bermuda Road, Las Vegas, NV 89119

(Address of registrant’s principal executive office)

(702) 897-7150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $.001 per share	SCPL	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☒          If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On August 8, 2023, SciPlay Corporation, a Nevada corporation (the “Company”), Light & Wonder, Inc., a Nevada corporation (“Parent”), and Bern Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Parent.

A special committee (the “Special Committee”) of the board of directors (the “Board”) of the Company consisting only of independent and disinterested directors of the Company has unanimously (i) determined that the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement (the “Transactions”) are advisable and fair to, and in the best interests of, the Company and the holders of Class A common stock, par value $0.001 per share, of the Company (the “Company Class A Common Stock”) and Class B common stock, par value $0.001 per share, of the Company (the “Company Class B Common Stock” and, together with the Company Class A Common Stock, the “Company Common Stock”) (such holders, the “Company Stockholders”) (other than Parent and its subsidiaries), (ii) declared advisable the Merger Agreement, the Merger and the other Transactions and (iii) recommended that the Board (A) approve, adopt and declare advisable the Merger Agreement, the Merger and the other Transactions, (B) direct the submission of the Merger Agreement to the Company Stockholders for approval and (C) recommend that the Company Stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other Transactions.

The Board (acting, at least in part, based upon the receipt of such recommendation of the Special Committee) has (i) determined that the Merger Agreement, the Merger and the other Transactions are advisable and fair to, and in the best interests of, the Company and the Company Stockholders (other than Parent and its Subsidiaries), (ii) adopted and approved and declared advisable the Merger Agreement, the Merger and the other Transactions, (iii) directed the submission of the Merger Agreement to the Company Stockholders for approval and (iv) recommended that the Company Stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other Transactions.

Following execution of the Merger Agreement, on August 8, 2023, LNW Social Holding Company I, LLC, a Nevada limited liability company, an indirect wholly owned subsidiary of Parent and the holder of all of the issued and outstanding shares of the Company Class B Common Stock, constituting approximately 98% of the voting power of the outstanding shares of Company Common Stock, delivered to the Company a written consent approving the Merger Agreement, the Merger and the Transactions (the “Stockholder Written Consent”). No further approval of the stockholders of the Company is required to approve the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), on the terms and subject to the conditions set forth in the Merger Agreement, (i) each share of Company Class A Common Stock issued and outstanding immediately prior to the Effective Time (other than any Excluded Shares (as defined below)) shall be converted automatically into the right to receive $22.95 in cash, without interest (the “Merger Consideration”); (ii) each share of Company Common Stock held by the Company as treasury stock immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof; (iii) each share of Company Class A Common Stock held by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent as of immediately prior to the Effective Time not held on behalf of third parties shall automatically be canceled and shall cease to exist, no holder thereof shall be entitled to receive any Merger Consideration therefor, and no other consideration or payment shall be delivered in exchange therefor or in respect thereof; and (iv) each holder of a Common Unit (as defined in the Merger Agreement) issued and outstanding immediately prior to the Effective Time shall be entitled, upon the election of such holder exercisable not later than 10 business days after the Effective Time, to exchange each such Common Unit for the Merger Consideration that is payable with respect to one share of Company Class A Common Stock. “Excluded Shares” means, collectively, (a) each share of Company Common Stock held by the Company as treasury stock immediately prior to the Effective Time, (b) each share of Company Class B Common Stock issued and outstanding immediately prior to the Effective Time and (c) each share of Company Class A Common Stock held by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent as of immediately prior to the Effective Time.

In addition, the Merger Agreement provides for the following treatment of the Company’s equity awards at the Effective Time:

•	Each outstanding performance restricted stock unit of the Company (each, a “Company PRSU”) that is outstanding immediately prior to the Effective Time will automatically be converted into a performance restricted stock unit denominated in shares of common stock of Parent (“Parent Common Stock”) generally on the same terms and conditions as were applicable to such Company PRSU, and with respect to a target number of shares of Parent Common Stock determined by multiplying (i) the target number of shares of Company Class A Common Stock subject to such Company PRSU by (ii) a fraction, (1) the numerator of which will be the Merger Consideration and (2) the denominator of which is the average of the volume weighted averages of the trading prices of Parent Common Stock on each of the 10 consecutive trading days ending on (and including) the trading day that is two trading days prior to the date of the Merger Agreement (the “Equity Award Exchange Ratio”), and rounding the resulting number up to the nearest whole number of shares of Parent Common Stock.

•	Each restricted stock unit of the Company (each, a “Company RSU”) that is outstanding immediately prior to the Effective Time will automatically, (i) if granted to a non-employee member of the Board, be cancelled and will entitle the holder of such Company RSU to an amount in cash equal to (1) the number of shares of Company Class A Common Stock subject to such Company RSU immediately prior to the Effective Time multiplied by (2) the Merger Consideration, and (ii) if not granted to an individual described in clause (i), be converted into a restricted stock unit denominated in shares of Parent Common Stock on the same terms and conditions as were applicable to such Company RSU, and with respect to a number of shares of Parent Common Stock determined by multiplying (i) the number of shares of Company Class A Common Stock subject to such Company RSU by (ii) the Equity Award Exchange Ratio, and rounding the resulting number up to the nearest whole number of shares of Parent Common Stock.

The obligation of the parties to consummate the Merger and the other Transactions is subject to various customary conditions, including: (i) adoption and approval of the Merger Agreement, the Merger and the other Transactions by the affirmative vote of holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon, voting together as a single class, which approval was effected after the execution of the Merger Agreement upon the execution and delivery of the Stockholder Written Consent, (ii) the absence of any judgment, law, injunction or other order that prohibits the consummation of the Merger, (iii) the accuracy of each party’s representations and warranties, and each party’s compliance with its covenants and agreements contained in the Merger Agreement (subject in the case of this clause (iii) to certain customary materiality qualifiers) and (iv) the mailing of an information statement on Schedule 14C (the “Information Statement”) and the passage of 20 days thereafter. The Merger Agreement does not contain a financing condition.

The Merger Agreement contains certain termination rights for the Company and Parent, including the right of either party to terminate the Merger Agreement if the Merger is not consummated on or before February 8, 2024.

The Merger Agreement also contains customary representations and warranties of each of the Company, Parent and Merger Sub. The Merger Agreement includes covenants, including, among others, (i) a covenant on the part of the Company (a) to use commercially reasonable efforts to carry on its business in all material respects in the ordinary course of business during the period between the execution of the Merger Agreement and the consummation of the Merger and (b) not to take specified actions during this period unless agreed to in writing by Parent, and (ii) a covenant on the part of Parent and Merger Sub not to take specified actions during the period between the execution of the Merger Agreement and the consummation of the Merger unless agreed in writing by the Company.

Under the Merger Agreement, from the date of the Merger Agreement until the Effective Time or, if earlier, the termination of the Merger Agreement in accordance with its terms, the Company is subject to a customary “no-shop” provision that restricts the Company and its representatives from soliciting Acquisition Proposals (as defined in the Merger Agreement) from third parties or providing information to or participating in any discussions or negotiations with third parties regarding Acquisition Proposals.

If the Merger is consummated, the Company Class A Common Stock will cease to be quoted on the NASDAQ Stock Market and will be eligible for deregistration under the Exchange Act.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Parent or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party for the purposes of allocating contractual risk between the parties. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the Information Statement to be filed by the Company in connection with the Merger, the transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) to be filed by the Company, Parent and certain other persons in connection with the Merger, the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K and other documents that the parties will file with the Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Parent or any of their respective subsidiaries, affiliates or businesses. The foregoing description of the Merger Agreement, the Merger and the other Transactions does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 8, 2023, LNW Social Holding Company I, LLC, a Nevada limited liability company, an indirect wholly owned subsidiary of Parent and the holder of all of the issued and outstanding shares of Company Class B Common Stock, constituting approximately 98% of the voting power of the outstanding shares of Company Common Stock at that time, executed the Stockholder Written Consent approving the Merger Agreement, the Merger and the other Transactions. No further approval of the stockholders of the Company is required to approve the Merger Agreement. The Company will file with the SEC and mail to its stockholders the Information Statement describing the Merger Agreement, the Merger and the other Transactions.

Item 7.01. Regulation FD Disclosure.

On August 8, 2023, the Company issued a joint press release with Parent announcing entry into the Merger Agreement.  The press release is attached as Exhibit 99.1 hereto and is incorporated in this Item 7.01 by reference.

The information contained under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated August 8, 2023, by and among Light & Wonder, Inc., Bern Merger Sub, Inc. and SciPlay Corporation.

99.1	Joint Press Release of SciPlay Corporation and Light & Wonder, Inc., dated August 8, 2023.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request, subject to the Company’s right to request confidential treatment of any requested schedule or exhibit.

Cautionary Note Regarding Forward-Looking Statements

In this filing, the Company makes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “intend,” “plan,” “continue,” “believe,” “expect,” “anticipate,” “target,” “should,” “could,” “potential,” “opportunity,” “goal” or similar terminology. These statements are based upon management’s current expectations, assumptions and estimates regarding the Merger and the Transactions the expected benefits of the Merger and the Transactions, future opportunities for the combined company and future stockholder value. Forward-looking statements are not guarantees of timing, future results or performance. Therefore, you should not rely on any of these forward-looking statements as predictions of future events. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including:

•	the possibility that the conditions to the completion of the Merger may not be satisfied on the anticipated schedule or at all;

•	the possibility that the Merger may not be consummated or that Parent and the Company may be unable to achieve expected operational, strategic and financial benefits of the Merger;

•	the possibility of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

•	the outcome of any legal proceedings that may be instituted following announcement of the Merger;

•	failure to retain key management and employees of the Company;

•	unfavorable reaction to the Merger by customers, competitors, suppliers and employees;

•	unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; and

•	those factors described in the Company’s filings with the SEC, including the Company’s current reports on Form 8-K, quarterly reports on Form 10-Q and its annual report on Form 10-K that was filed with the SEC on March 1, 2023 (including under the headings “Forward-Looking Statements” and “Risk Factors”).

Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This filing does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the Merger, the other Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which any such offer, solicitation or sale would be unlawful. Any securities to be offered may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Additional Information and Where to Find It

The Company will prepare the Information Statement for its stockholders with respect to the approval of the Merger Agreement, the Merger and the other Transactions. When completed, the Information Statement will be mailed to the Company’s stockholders. In addition, certain participants in the Merger and the other Transactions will prepare and file the Schedule 13E-3, which will contain important information on the Company, Parent, the Merger Agreement, the Merger, the Transactions and related matters, including the terms and conditions of the Merger and the Transactions. You may obtain copies of the Information Statement, Schedule 13E-3, any amendment or supplements thereto, other relevant materials (when available) and all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at https://investors.sciplay.com/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIPLAY CORPORATION

Dated:	August 8, 2023	By:	/s/ Daniel O’Quinn

		Name:	Daniel O’Quinn

		Title:	Interim Chief Financial Officer and Secretary